POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that J.B Goodwin constitutes and appoints Terrence P. Smith, as a true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Memorial Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                  /s/ J.B. Goodwin
                                  -------------------------
                                  J.B. Goodwin

Dated: April 23, 2002

04014.0001 #306414

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Robert Stillwell constitutes and appoints Terrence P. Smith, as a true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-1A and any or all amendments thereto of Memorial Funds, and to file the same, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                              /s/ Robert Stillwell
                              --------------------------
                              Robert Stillwell


Dated: April 23, 2002